UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
May 1, 2007
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)
(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     All statements contained in this Current Report on Form 8-K, other than statements of historical fact, are forward-looking statements, including those regarding: our guidance on future financial results and other projections or measures of our future performance; and the amount and timing of the benefits expected from acquisitions, from new or updated products or services and from other potential sources of additional revenue. These statements speak only as of the date of this Current Report and are based on our current plans and expectations, and they involve risks and uncertainties that could cause actual future events or results to be different from those described in or implied by such forward-looking statements. These risks and uncertainties include those relating to: market acceptance of our products and services; relationships with customers or strategic partners; difficulties in integrating acquired businesses; our ability to attract and retain qualified personnel; and changes in economic, political or regulatory conditions or other trends affecting the healthcare, Internet, and information technology industries. Further information about these matters can be found in our other Securities and Exchange Commission filings. Except as required by applicable law or regulation, we do not undertake any obligation to update our forward-looking statements to reflect future events or circumstances.
Item 2.02. Results of Operations and Financial Condition
     On May 1, 2007, WebMD Health Corp. (which we refer to as WHC) issued a press release announcing its preliminary results for the quarter ended March 31, 2007. The Registrant owns approximately 84% of the outstanding Common Stock of WHC. A copy of the press release issued by WHC is incorporated by reference, as Exhibit 99.1 hereto, from Exhibit 99.1 to the Current Report on Form 8-K filed today by WHC. A copy of the financial tables that accompanied the WHC press release are incorporated by reference, as Exhibit 99.2 hereto, from Exhibit 99.2 to the Current Report on Form 8-K filed today by WHC. A copy of Annex A to the WHC press release, entitled “Explanation of Non-GAAP Financial Measures,” is incorporated by reference, as Exhibit 99.4, from Exhibit 99.4 to the Current Report on Form 8-K filed today by WHC. Exhibits 99.1, 99.2 and 99.4 to this Current Report are being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), nor shall any of those exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 7.01. Regulation FD Disclosure
     A copy of certain forward-looking financial information that accompanied Exhibit 99.1 and is expected to be discussed on the previously announced conference call with investors and analysts to be held by WHC at 4:45 p.m., Eastern time, today (May 1, 2007) is incorporated by reference, as Exhibit 99.3 hereto, from Exhibit 99.3 to the Current Report on Form 8-K filed today by WHC. The call can be accessed at www.wbmd.com (in the Investor Relations section) and a replay will be available at the same location.
     Exhibit 99.3 is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits
     (d) Exhibits. The following exhibits are furnished herewith:

99.1	Press Release, dated May 1, 2007, regarding WebMD Health Corp.’s preliminary results for the quarter ended March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

99.4	Annex A to Exhibits 99.1 through 99.3 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: May 1, 2007	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release, dated May 1, 2007, regarding WebMD Health Corp.’s preliminary results for the quarter ended March 31, 2007 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by WebMD Health Corp. on February 21, 2007)

99.2	Financial Tables accompanying Exhibit 99.1 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

99.3	WebMD Health Corp. Financial Guidance Summary (incorporated by reference to Exhibit 99.3 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

99.4	Annex A to Exhibits 99.1 through 99.3 (incorporated by reference to Exhibit 99.4 to the Current Report on Form 8-K filed by WebMD Health Corp. on May 1, 2007)

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